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                         Arthur Andersen Letterlhead



May 5, 1998

Ms. Jane Adams
Deputy Chief Accountant
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549



Dear Ms. Adams:


We have read Item 4 included in the attached Form 8-K dated May 5, 1998 of Alfin, Inc. filed with the Securities and Exchange Commission and are in agreement with the statement contained therein.



Very truly yours,

ARTHUR ANDERSEN LLP



By: /s/ Raymond J. Adiletta
    -----------------------
        Raymond J. Adiletta

Attachment


Copy to:
Mr. Michael Ficke, Chief Financial Officer, Alfin, Inc.